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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

            METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

                         METLIFE RETIREMENT PERSPECTIVES
                       UNALLOCATED GROUP VARIABLE ANNUITY

                       Supplement dated December 16, 2010
                      To the Prospectuses dated May 1, 2010

     MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the variable investment options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Met Investors Series Trust or Metropolitan Series Fund, Inc. To the extent that the Replacement Funds are not currently available as investment options under your Contract, such Replacement Funds will be added as investment options on or before the date of the substitutions. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of Contract holders. The Replacement Funds will have at least similar investment objectives and policies as the Existing Funds. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2011.

     The proposed substitution and advisers and/or sub-advisers for the above-listed Contracts are:


EXISTING FUND AND CURRENT ADVISER (WITH    REPLACEMENT FUND AND SUB-ADVISER
CURRENT SUB-ADVISER AS NOTED)


 Templeton Growth Fund, Inc (Class A)      Met/Templeton Growth Portfolio (Class E)
 Templeton Global Advisors Limited         Templeton Global Advisors Limited


     The proposed substitution and advisers and/or sub-advisers for Unallocated Group Variable Annuity ONLY are:


EXISTING FUND AND CURRENT ADVISER (WITH    REPLACEMENT FUND AND SUB-ADVISER
CURRENT SUB-ADVISER AS NOTED)


 Legg Mason Western Asset Variable         Western Asset Management Strategic Bond
 Diversified Strategic Income Portfolio    Opportunities Portfolio (Class B)
 Legg Mason Partners Fund Advisor, LLC     Western Asset Management Company
 (Western Asset Management Company,
 Western Asset Management Company,
 Limited)


     The proposed substitution and advisers and/or sub-advisers for MetLife Retirement Perspectives ONLY are:


EXISTING FUND AND CURRENT ADVISER (WITH    REPLACEMENT FUND AND SUB-ADVISER
CURRENT SUB-ADVISER AS NOTED)


 Janus Aspen Global Technology Portfolio   RCM Technology Portfolio (Class B)
 (Service Shares)                          RCM Capital Management LLC
 Janus Capital Management LLC

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Please note that:
     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your contract value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of contract owners.

     - If you make one transfer from an Existing Fund into one or more other subaccounts before the substitution, or from a Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - In addition, if you make one transfer from an Existing Fund into one or more other subaccounts before the substitution or from a Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your contract value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     -  There will be no tax consequences to you.

     In connection with the substitution, we will send you a prospectus for the appropriate Replacement Fund as well as notice of the actual date of the substitution and confirmation of transfer.

     Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 Hall Boulevard
Bloomfield, CT 06002-2910